Exhibit 10.2
EXPLANATORY NOTE
ON MAY 22, 2018, SYNCHRONY BANK (F/K/A GE CAPITAL RETAIL BANK) AND SYNCHRONY FINANCIAL (“SYNCHRONY ENTITIES”) ENTERED INTO THE SIXTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC. (THE “COMPANY”), GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., GAP (APPAREL), LLC, GAP (ITM) INC., AND THE SYNCHRONY ENTITIES, WHICH IS ATTACHED HERETO. THE SYNCHRONY ENTITIES ALSO ENTERED INTO THREE OTHER AGREEMENTS WITH CERTAIN OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARIES ON THE SAME DAY:

1.
THE SIXTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., OLD NAVY, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., OLD NAVY (APPAREL), LLC, AND OLD NAVY (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “OLD NAVY CONTRACT”);

2.
THE SIXTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., BANANA REPUBLIC, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., BANANA REPUBLIC (APPAREL), LLC, BANANA REPUBLIC (ITM) INC., AND THE SYNCHRONY ENTITIES (THE “BANANA REPUBLIC CONTRACT”); AND

3.
THE FOURTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., ATHLETA INC., ATHLETA LLC, ATHLETA (ITM) INC. AND GPS CONSUMER DIRECT, INC. AND THE SYNCHRONY ENTITIES (THE “ATHLETA CONTRACT”).

IN ACCORDANCE WITH INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K, ONLY THE SIXTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND BETWEEN THE COMPANY AND THE SYNCHRONY ENTITIES IS BEING FILED. THE ONLY MATERIAL DIFFERENCE BETWEEN THE ATTACHED AGREEMENT, THE OLD NAVY CONTRACT, THE BANANA REPUBLIC CONTRACT AND THE ATHLETA CONTRACT IS THE PARTIES THERETO.

SIXTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD
PROGRAM AGREEMENT

This Sixth Amendment to the Amended and Restated Consumer Credit Card Program Agreement, dated as of May 22, 2018 (the “Amendment”) amends that certain Amended and Restated Consumer Credit Card Program Agreement dated as of February 28, 2014 (as amended, modified and supplemented from time to time, the “Agreement”) by and among Synchrony Bank, a federal savings bank (“Bank”), Synchrony Financial, a Delaware corporation (“Bank Parent”), The Gap, Inc., a Delaware corporation (“The Gap, Inc.”), Gap (Puerto Rico), Inc., a Puerto Rico corporation, GPS Consumer Direct, Inc., a California corporation, Gap (Apparel), LLC, a California limited liability company, and Gap (ITM) Inc., a California corporation (jointly and severally, the “Retailers”). Capitalized terms used herein and not otherwise defined have the meaning given in the Agreement.
WHEREAS, Bank and Retailers are parties to the Agreement, pursuant to which Bank provides consumer credit to qualified customers of Retailers for the purchase of goods and services from Retailers through the use of a private label credit card and from Retailers and other retailers through the use of a co-branded bankcard;
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.	AMENDMENT TO THE AGREEMENT

1.1	Amendment to Section 2.05(b). Section 2.05(b) is deleted in its entirety and replaced with the following:
“(b)    [***]. Specific marketing promotions and the related expenses within such categories will be mutually-agreed upon by Bank and Retailers and, with such mutual consent of the parties, the Marketing Fund may be used for [***]. Bank and Retailers shall not unreasonably withhold consent for marketing promotion proposals made under this Section; provided, that Retailers acknowledge and agree that they may not request

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Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

reimbursement from the Marketing Fund for [***]. In addition, the parties shall allocate a mutually-agreed amount from the Marketing Fund for use in testing marketing initiatives. If the amount of Retailers’ invoices for mutually-agreed marketing promotions exceeds the amount of available funds in the Marketing Fund, Bank will provide partial reimbursement of such invoices up to the amount of available funds in the Marketing Fund. [***]. Solely in the instance of an Event of Default, as of the Termination Notice Date the determination as to whether (and on what) to spend [***].”

1.2	Amendment to Section 4.05(a). Section 4.05(a) is deleted in its entirety and replaced with the following:
“(a)    Except as otherwise agreed upon by the general managers of the Program (agreement by email sufficing), Bank will provide all customer service from servicing sites in the United States (including Puerto Rico), Canada, Mexico, India and Philippines; provided that, until Retailers shall otherwise agree in writing, no more than [***] of customer service shall be provided from outside the United States (including Puerto Rico), Canada and Mexico; and provided, further, that customer service volume shall be provided from Canada, Mexico and Puerto Rico only as required to provide customer service in French or Spanish, respectively, or as required in accordance with Bank’s disaster recovery and call volume overflow practices. Notwithstanding the above, Bank shall be able to provide customer service from outside the United States (including Puerto Rico), Canada and Mexico in excess of [***] in limited and extraneous circumstances to respond to unusual call volume without being in breach of this Section 4.05. At such time, Bank will notify Retailers of such unusual call volume and its response. The parties will consider a reallocation of customer servicing among different sites if there is any adverse impact on customer satisfaction with the customer service provided from any site.”

II.    GENERAL
2.1    Authority for Amendment. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailers and Bank and upon execution by all parties, will constitute a legal, binding obligation thereof.
2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

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Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

2.3
Binding Effect; Severability. Each reference herein to a party hereto will be deemed to include its successors and assigns, all of whom will be bound by this Amendment and in whose favor the provisions of this Amendment will inure. In case any one or more of the provisions contained in this Amendment will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
2.5    Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Utah.
2.6    Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.
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IN WITNESS WHEREOF, Bank, Bank Parent and Retailers have caused this Amendment to be executed by their respective officers thereunto duly authorized as the date first above written.

BANK: SYNCHRONY BANK By: /s/ Thomas Quindlen Name: Thomas Quindlen Title: EVP Retail Card	RETAILERS: THE GAP, INC. By: /s/ Abinta Malik Name: Abinta Malik Title: EVP, Gap Inc.
GAP (PUERTO RICO), INC. By: /s/ Abinta Malik Name: Abinta Malik Title: EVP, Gap Inc.
BANK PARENT: SYNCHRONY FINANCIAL By: /s/ Thomas Quindlen Name: Thomas Quindlen Title: EVP & CEO Retail Card	GPS CONSUMER DIRECT, INC. By: /s/ Abinta Malik Name: Abinta Malik Title: EVP, Gap Inc. GAP (APPAREL), LLC By: /s/ Abinta Malik Name: Abinta Malik Title: EVP, Gap Inc.
GAP (ITM) INC. By: /s/ Abinta Malik Name: Abinta Malik Title: EVP, Gap Inc.